EXHIBIT 1

      JOINT FILING AGREEMENT AMONG FRIEDMAN BILLINGS RAMSEY GROUP, INC.,
              FRIEDMAN BILLINGS RAMSEY GROUP, INC. VOTING TRUST,
          ERIC F. BILLINGS, EMANUEL J. FRIEDMAN AND W. RUSSELL RAMSEY

     WHEREAS, in accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934 (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto is filed on behalf of each of them;

     NOW, THEREFORE, the parties hereto agree as follows:

     FRIEDMAN BILLINGS RAMSEY GROUP, INC., FRIEDMAN BILLINGS RAMSEY GROUP, INC. VOTING TRUST, ERIC F. BILLINGS, EMANUEL J. FRIEDMAN AND W. RUSSELL RAMSEY hereby agree, in accordance with Rule 13d-1(k) under the Act, to file a statement on Schedule 13G relating to their ownership of Common Stock of the Issuer and do hereby further agree that said statement shall be filed on behalf of each of them.

                                        FRIEDMAN BILLINGS RAMSEY GROUP, INC.
Dated:   June 11, 1998                   By: /s/ EMANUEL J. FRIEDMAN
                                            ---------------------------------
                                            Name:  Emanuel J. Friedman
                                            Title: Chairman

Dated:   June 11, 1998                   FRIEDMAN BILLINGS RAMSEY GROUP, INC.
                                        VOTING TRUST
                                        By: /s/ ERIC F. BILLINGS
                                            ----------------------------------
                                                Eric F. Billings
                                                Trustee

                                        By: /s/ EMANUEL J. FRIEDMAN
                                           ----------------------------------
                                                Emanuel J. Friedman
                                                Trustee

                                        By: /s/ W. RUSSELL RAMSEY
                                           ----------------------------------
                                                W. Russell Ramsey
                                                Trustee

Dated:   June 11, 1998                   By: /s/ ERIC F. BILLINGS
                                           ----------------------------------
                                                Eric F. Billings

Dated:   June 11, 1998                   By: /s/ EMANUEL J. FRIEDMAN
                                           ----------------------------------
                                                Emanuel J. Friedman

Dated:   June 11, 1998                   By: /s/ W. RUSSELL RAMSEY
                                           ----------------------------------
                                                W. Russell Ramsey